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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                    FORM 8-K
                                 CURRENT REPORT


    PURSUANT TO SECTION 13, OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) FEBRUARY 23, 1999
                              (FEBRUARY 18, 1999)


                           AREA BANCSHARES CORPORATION
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             (Exact name of registrant as specified in its charter)



        Kentucky                          0-26032                       61-0902343
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
 (State or other                    (Commission File Number)      (IRS Employer
 jurisdiction of incorporation)                                    Identification Number)

230 Frederica Street, Owensboro, Kentucky                        42301
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(Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code:  (502) 926-3232
                                                    ---------------


                                 Not Applicable
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(Former name or former address, if changed since last report)




                    The Current Report consists of 5 pages.
                    The exhibit index is located on page 4.




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Item 5.  Other Events

         On February 18, 1999 Area Bancshares Corporation ("Area") reported the results of operations for the first month following its merger with Peoples Bancorp of Winchester, Inc. a $165 million bank holding company headquartered in Winchester, Kentucky. The merger was effective January 4, 1999, and was accounted for as a pooling-of-interests. In conjunction with the merger, Area issued
         1,300,000 shares of common stock.

         A copy of the press release is attached hereto as Exhibit 99.1, and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits

         (c)  Exhibits

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
                  Exhibit No.       Description
                  -----------       -----------
                     99.1           Press release dated February 18, 1999

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     Area Bancshares Corporation


DATE: February 23, 1999              By:      /s/ John A. Ray
                                          -------------------------------------
                                              John A. Ray
                                              Executive Vice President &
                                              Chief Financial Officer








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                                INDEX TO EXHIBITS




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
     Exhibit Number              Exhibit Description                        Page
     --------------              -------------------                        ----
           99.1            Press release dated February 18, 1999             5













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